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                                                                   EXHIBIT 10.16

                                MAAX CORPORATION

            US$150,000,000 9 3/4% SENIOR SUBORDINATED NOTES DUE 2012

                               PURCHASE AGREEMENT

                                                                    May 27, 2004

Goldman, Sachs & Co.,
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
As representatives of the several Purchasers named in Schedule I hereto,

c/o Goldman Sachs & Co.
85 Broad Street,
New York, New York 10004
Ladies and Gentlemen:

            MAAX Corporation, a Nova Scotia unlimited company (the "Company"), proposes to issue and sell to Goldman, Sachs & Co. and Merrill Lynch & Co., Merrill Lynch Pierce, Fenner & Smith Incorporated (the "Representatives") and the other Purchasers named in Schedule I hereto (the "Purchasers"), in the respective amounts set forth in Schedule I hereto, an aggregate of US$150,000,000 principal amount of the 9 3/4% Senior Subordinated Notes due 2012 of the Company specified above (the "Notes"). The Notes will be unconditionally guaranteed (the "Guarantees") by Beauceland Corporation, a Nova Scotia unlimited company (the "Parent Guarantor"), the entities listed on Schedule II attached hereto (the "Subsidiary Guarantors" and together with the Parent Guarantor, the "Guarantors," and together with the Company, the "Issuers"). The Notes and the Guarantees are hereinafter collectively referred to in this Purchase Agreement ("Agreement") as the "Securities."

            1. The Issuers represent and warrant to, and agree with, each of the Purchasers that:

            (a) A preliminary offering circular, dated May 17, 2004 (the "Preliminary Offering Circular") and an offering circular, dated May 27, 2004 (the "Offering Circular"), in each case including the Canadian supplement thereto, have been prepared in connection with the offering of the Securities. Any reference to the Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 5(f)) furnished by any Issuer prior to the completion of the distribution of the Securities. As of the date thereof, the Preliminary

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      Offering Circular did not, and the Offering Circular and any amendments or supplements thereto did not as of the date hereof and will not, as of the Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through any Representative expressly for use therein;

            (b) None of the Issuers nor any of their subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock, total debt or long-term debt of the Issuers or any of their subsidiaries (other than as a result of intercompany transactions, including, without limitation, capital contributions, debt repayments, restructurings, amalgamations and wind-ups) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial position, shareholders' or members' equity or results of operations of the Issuers and their subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Circular;

            (c) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or those that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect (as defined below) and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

            (d) The Company has been duly incorporated and is validly existing as an unlimited company in good standing under the laws of Nova Scotia, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company and the Parent Guarantor has been duly incorporated or organized and is validly existing as a corporation, limited liability company, unlimited company or partnership in good standing under the laws of its jurisdiction of organization; the entities set forth on

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      Schedule III are the only direct or indirect subsidiaries of the Company
      (the term "subsidiary" as used herein with respect to any person includes all entities which will become subsidiaries of such person upon consummation of the transaction contemplated by the Merger Agreement (as defined below));

            (e) At the Time of Delivery, the Company will have an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company will be duly and validly authorized and issued and will be fully paid but assessable and all of the issued shares of capital stock, membership interests or partnership interests of each subsidiary of the Company will be duly and validly authorized and issued, will be fully paid and non- assessable (except in the case of a subsidiary that is a Nova Scotia unlimited company, in which case the shares are assessable) and (except for directors' qualifying shares) will be owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (other than the liens under the Credit Agreement (as defined below));

            (f) This Agreement has been duly authorized, executed and delivered by each of the Issuers;

            (g) The Securities have been duly authorized by each of the Issuers and, when executed, issued and delivered by each of the Issuers and authenticated by U.S. Bank Trust, N.A., as Trustee (the "Trustee"), pursuant to this Agreement and the Indenture (as defined below), will have been duly executed, issued and delivered by each of the Issuers and will constitute valid and legally binding obligations of the Issuers, entitled to the benefits provided by the indenture to be dated as of June 4, 2004 (the "Indenture") between the Issuers and the Trustee, under which they are to be issued, enforceable against each of the Issuers in accordance with their terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Securities will be in substantially the form contemplated by the Indenture; the form and issuance of the Securities to be issued under the Indenture complies with the Companies Act (Nova Scotia); and no registration, filing or recording of the Indenture under the laws of Canada or any province thereof is necessary in order to preserve or protect the validity or enforceability of the Indenture or the Securities issued thereunder;

            (h) The Indenture has been duly authorized by each of the Issuers and, when executed and delivered by each of the Issuers, will have been duly executed and delivered by each of the Issuers and (assuming due authorization, execution, delivery and performance by the Trustee) will constitute a valid and legally binding obligation of each of the Issuers enforceable against each of the Issuers in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (i) The exchange and registration rights agreement to be dated June 4, 2004 among the Issuers and the Purchasers (the "Registration Rights Agreement") has been duly authorized by each of the Issuers and, when executed and delivered by each of the

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      Issuers, will have been duly executed and delivered by each of the Issuers and will constitute a valid and legally binding obligation of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights or limiting the availability of, and public policy against, indemnification and contribution and to general equity principles;

            (j) The exchange securities, with terms substantially identical to those of the Securities, to be issued in exchange for the Securities in connection with the exchange offer contemplated by the Registrations Rights Agreement (the "Exchange Securities") have been duly authorized for issuance by each of the Issuers and, when executed, issued and delivered by each of the Issuers and authenticated by the Trustee pursuant to this Agreement and the Indenture, will have been duly executed, issued and delivered by each of the Issuers and will constitute valid and legally binding obligations of each of the Issuers, entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (k) The Credit Agreement, to be dated as of June 4, 2004 among the Company, the Guarantors, Goldman Sachs Credit Partners L.P., Royal Bank of Canada and Merrill Lynch Capital Corporation and the lenders party thereto, (the "Credit Agreement"), has been duly authorized by each of the Issuers, and, when executed and delivered by each of the Issuers, will have been duly executed and delivered by each of the Issuers and will constitute a valid and legally binding obligation of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (l) The Merger Agreement, dated as of March 10, 2004, among 3087052 Nova Scotia Company, 3087053 Nova Scotia Company, 9139-4460 Quebec Inc., 9139-7158 Quebec Inc. and MAAX Inc. (the "Merger Agreement") has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding obligation of the parties thereto, enforceable against the parties thereto in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (m) None of the transactions contemplated by this Agreement and to be performed by each of the Issuers (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System, in each case as the same may be in effect or as the same may hereafter be in effect at the Time of Delivery;

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            (n)   The issue and sale of the Securities by each of the Issuers and the compliance by each of the Issuers and their subsidiaries with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement, this Agreement, the Credit Agreement and the Merger Agreement (collectively, the "Transaction Documents") and the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any Issuer or any of its subsidiaries is a party or by which any Issuer or any of its subsidiaries is bound or to which any of the property or assets of any Issuer or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the organizational documents of any Issuer or any of its subsidiaries, (iii) result in any violation of the provisions of any law or statute or any order, rule, regulation, judgment or decree of any court, central bank, stock exchange or governmental agency or body ("Governmental Agency") having jurisdiction over any Issuer or any of its subsidiaries or any of their properties or assets, except in the case of clauses (i) and (iii) for such conflicts, breaches, violations, defaults or liens that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on and/or material adverse developments with respect to the business, management, financial position, shareholders' or members' equity or results of operations of the Issuers and their subsidiaries, taken as a whole ("Material Adverse Effect"); and no consent, approval, authorization, order, registration or qualification ("Governmental Authorizations") of or with any such Governmental Agency is required for the issue and sale of the Securities or the consummation by the Issuers of the transactions contemplated by the Transaction Documents, except for (w) the filing of a registration statement by the Issuers with the Commission pursuant to the United States Securities Act of 1933, as amended (the "Act") pursuant to the Registration Rights Agreement, (x) the filing of any document or financing statement to perfect the liens granted to the lenders under the Credit Agreement, (y) such Governmental Authorizations as may be required under state securities or Blue Sky laws or the private placement or equivalent provisions of the securities laws of any province of Canada or the laws of any other jurisdiction outside of the United States, in connection with the purchase and distribution of the Securities by the Purchasers and (z) competition law filings in Germany and Austria;

            (o) None of the Issuers nor any of their subsidiaries is (i) in violation of its organizational documents or (ii) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except such defaults that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

            (p) The statements set forth in the Offering Circular under the caption "Description of Notes," insofar as they purport to constitute a summary of the terms of the Securities, the Indenture and the Registration Rights Agreement, and under the captions "Income Tax Considerations" and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

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            (q)   Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which any Issuer or any of its subsidiaries is a party or of which any property or assets of any Issuer or any of its subsidiaries is the subject which, if determined adversely to any Issuer or any of its subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse
      Effect; and, to the best of any Issuer's knowledge, no such proceedings are threatened or contemplated by Governmental Authorities or threatened by others;

            (r) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Purchasers to the Government of Canada or Nova Scotia or any political subdivision or taxing authority thereof or therein in connection with (A) the issuance, sale and delivery by the Issuers to or for the respective accounts of the Purchasers of the Securities or (B) the sale and delivery outside Canada by the Purchasers of the Securities to the initial purchasers thereof;

            (s) Each Issuer and each of their subsidiaries have all material licenses, franchises, permits, authorizations, approvals and orders and other concessions of and from all Governmental Agencies that are necessary to own or lease their properties and conduct their businesses as described in the Offering Circular;

            (t) No Issuer nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of any Issuer in connection with the offering of the Securities;

            (u) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

            (v) No Issuer is, nor immediately after giving effect to the offering and sale of the Securities, will be, an "investment company," or an entity "controlled by an investment company," as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules and regulations thereunder;

            (w) Neither any Issuer nor any person acting on its behalf (other than the Purchasers as to whom the Issuers make no representation) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act and the Issuers, any affiliate of any Issuer and any person acting on its or their behalf has complied with and will implement the "offering restriction" within the meaning of such Rule 902;

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            (x)   Within the preceding six months, none of the Issuers or any other person acting on behalf of any Issuer has offered or sold to any person any Securities or any securities of the same or a similar class as the Securities other than the Securities offered or sold to the Purchasers hereunder. The Issuers will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by any Issuer, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

            (y) KPMG LLP, which has certified certain financial statements included in the Offering Circular as set forth in its report included therein, is an independent public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

            (z) Except as described in the Offering Circular and except such matters as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect,

                  (i) no Issuer nor any of its subsidiaries is in violation of any federal, state, provincial, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative order, consent, decree or judgment thereof, including any judicial or administrative order, consent, decree or judgment relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"),

                  (ii) the Issuers and their subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with their requirements,

                  (iii) there are no pending or, to the knowledge of the
                        Issuers, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any

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                        Environmental Law against any of the Issuers or any of
                        their subsidiaries;

                  (iv) no Issuer nor any of its subsidiaries is conducting any response or other corrective action at any location pursuant to any applicable Environmental Laws;

                  (v) there are no events or circumstances that could reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting, or which could result in liability of, any Issuer or any of its subsidiaries relating to Hazardous Materials or Environmental Laws;

            (aa) The Issuers and their subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their businesses as described in the Offering Circular, except where the failure to have such rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and the Issuers have no knowledge of any reason to believe that the conduct of the businesses of the Issuers and their subsidiaries will conflict with, and, except as disclosed in the Preliminary Offering Circular and the Offering Circular, have not received any notice of any claim of conflict with, any such rights of others which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

            (bb) Subject to the lack of audited financial statements of Aker Plastics Company, Inc., the financial statements, including the notes thereto, included in the Offering Circular comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act, and the rules and regulations of the Commission thereunder, and present fairly in all material respects the financial position of the entities to which they relate as of the dates indicated and their results of operations, cash flows and shareholders' equity for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States, applied on a consistent basis throughout the periods involved except as noted therein; the unaudited pro forma consolidated financial statements of Parent Guarantor and its subsidiaries and the related notes thereto included in the Offering Circular present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein; and the assumptions used in the preparation thereof are reasonable and the adjustments made therein are appropriate to give effect to the transactions and circumstances referred to therein; the information, to the extent derived from the audited financial statements included in the Offering Circular, set forth under the captions "Summary--Summary Historical and Pro Forma Consolidated Financial Data" and "Selected Historical Financial Data" included in the

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      Offering Circular fairly present the information set forth therein on a basis consistent with that of the audited financial statements included in the Offering Circular; and the other statistical and market and industry-related data included in the Offering Circular present fairly the information included therein, and are based upon or derived from sources that the Company believes to be reliable and accurate.

            (cc) No Issuer has, or, as a result of consummation of the transactions herein contemplated will have, incurred debts beyond its ability to pay as they mature; the present fair saleable value of the assets of each Issuer exceeds the amount required to pay the probable liability on its existing debts (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent), as they become absolute and matured, and, as a result of consummation of the transactions herein contemplated, will exceed such amount; no Issuer has or, as a result of consummation of the transactions herein contemplated will have, unreasonably small capital for it to carry on its business as proposed to be conducted; no Issuer is incurring obligations or making transfers under any evidence of indebtedness with the intent to hinder, delay or defraud any entity to which it is or will become indebted;

            (dd) No labor disturbance by the employees of any Issuer or any of their subsidiaries exists or, to the best of each Issuer's knowledge, is imminent which individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; except as disclosed in the Offering Circular, none of the Issuers or their subsidiaries is party to a collective bargaining agreement; and there are no unfair labor practice complaints pending against any Issuer or any of its subsidiaries or, to the best of each of the Issuers' knowledge, threatened against them which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

            (ee) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(c) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived or any event described in
      Section 4043(c)(9) or 4043(c)(11) that may result from the offering of the Securities or the transactions contemplated by the Merger Agreement) has occurred with respect to any "employee benefit plan," (as defined in Section 3(3) of ERISA), or any "employee benefit plan" of any entity which is considered one employer with any Issuer or any subsidiary of any Issuer under Section 4001 of ERISA or Section 414 of the Code (an "ERISA Affiliate"); no fact or circumstance exists which could result in any pension plan being wound up (in whole or in part), being subject to an accelerated funding or special payment obligation, being less than fully funded on a going concern or solvency basis or being required to repay to the plan any expenses, amounts withdrawn from the plan or amounts applied to contribution holidays; each employee benefit plan is in compliance in all material respects with its terms and applicable law, including ERISA and the Code and has been established, administered, funded and invested in material compliance with its terms and all applicable law; and no Issuer nor any ERISA Affiliate has participated in any multiemployer plan (as defined in Section 3(37) of ERISA or the comparable provisions of the applicable legislation of any other jurisdiction) for which it would incur

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      a material liability if it were to completely or partially withdraw
      (within the meaning of Section 4201 or 9203 of ERISA or the comparable provisions of the applicable legislation of any other jurisdiction) from any such plan; no Issuer nor any ERISA Affiliate has incurred or expects to incur liability under Title IV of ERISA or the comparable provisions of the applicable legislation of any other jurisdiction with respect to the termination of, or withdrawal from any "pension plan" (as defined in Section 3(2) of ERISA); and each "pension plan" for which any Issuer would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and, to the best of each Issuer's knowledge, nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification;

            (ff) Each of the Parent Guarantor and its subsidiaries (i) makes and keeps books and records which are accurate in all material respects and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its financial assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals;

            (gg) In connection with the sale and distribution of the Notes in Canada, the Company acknowledges and agrees that: (i) in accordance with applicable securities laws of certain of the provinces of Canada, certain contractual rights of action for rescission and damages as set forth in the Offering Circular used in Canada (being the Offering Circular, as supplemented for use in making offers and sales in certain provinces of Canada) under the heading "Rights of Action for Damages or Rescission" will be granted by the Company to purchasers who acquire the Notes from the Purchasers or their affiliates in Canada, and (ii) such Canadian purchasers shall be entitled to exercise such contractual rights of action against the Company in accordance with their terms. The Company agrees to make all private placement or similar filings required to be made with securities regulatory authorities in Canada with respect to the offering, sale and distribution of the Notes to the Purchasers or their affiliates and the initial resales or first trades of the Notes by the Purchasers to purchasers in Canada, including, without limitation, any required reports of the trades constituting such initial resales or first trades (to the extent the necessary information is provided by the Purchasers to the Company); and to pay all filing or other fees (other than fees relating to the filing of a prospectus) applicable in connection therewith; and

            (hh) The Transaction Documents conform in all material respects to the descriptions thereof in the Offering Circular.

            2. Subject to the terms herein set forth, the Company agrees to issue and sell to each of the Purchasers, and, subject to the terms and conditions herein set forth, each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.25% of the principal amount thereof, plus accrued interest, if any, from June 4, 2004 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto.

            3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Issuers that:

            (a) It has solicited and will solicit offers for the Securities only from and will offer and sell the Securities only (i) to persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A and (ii) through its selling agents, outside the United States, to non-U.S. persons in reliance on Regulation S under the Act;

            (b) It is an institutional "accredited investor" within the meaning of Rule 501 under the Act;

            (c) It has not solicited and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act or in any manner involving a public offering within the meaning of Section 4(2) of the Act;

            (d) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A under the Act. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

            "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

            Terms used in this paragraph have the meanings given to them by Regulation S.

            Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to clause (a)(i) of this Section 3 without delivery of the written statement required by this clause (d);

            (e) Each Purchaser further represents and agrees that (i) it has not offered or sold and will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) it has complied, and will comply, with all applicable provisions of the Financial Services Act of 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (c) it has issued or passed on and will issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities only to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on; and

            (f) Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except
      (A) under circumstances that will result in compliance with the applicable laws thereof, and except as otherwise set forth herein, that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions (B) in Canada, by way of private placement or other exemptions from the prospectus requirements. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with the Representatives' express written consent and then only at its own risk and expense.

            4.     a)    The Securities to be purchased by each Purchaser
hereunder will be represented by one or more definitive global Securities in book-entry form that will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co. for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer, payable to the order of the Company in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on June 4, 2004 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery."

            (a) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(i) hereof, will be delivered at such time and date at the offices of Kaye Scholer LLP at 425 Park Avenue, New York, New York 10022-3598 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

            5.    The Issuers, jointly and severally, agree with each of the
Purchasers:

            (a) To prepare the Offering Circular, including the Canadian supplement thereto, in a form approved by you; to make no amendment or any supplement to the Offering Circular without your prior consent (which consent shall not be unreasonably withheld) promptly after reasonable notice thereof; and to furnish you with such copies thereof as you may reasonably request;

            (b) Promptly, from time to time, to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities therein, provided that in connection therewith, no Issuer shall be required to (i) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of Section 3(c)(vi) of the Registration Rights Agreement, (ii) consent to general service of process in any such jurisdiction, (iii) take any other action that would subject it to general service of process or to taxation in excess of a nominal amount in respect of doing business in any jurisdiction in which it is not otherwise subject, (iv) make any changes to its organizational documents or any agreement between it and its equityholders or (v) file a prospectus in Canada;

            (c) To furnish the Purchasers with three copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional written and electronic copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the completion of the resale by the Purchasers of the Securities, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

            (d) For a period of 180 days from the date of the Offering Circular, not to offer, sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of (or enter into any transaction or device which is designated to, or could be expected to, result in the disposition in the future of), any Securities or any securities of the Company that are substantially similar to the Securities except

                  (i) the Exchange Securities in exchange for the Securities in connection with the exchange offer contemplated by the Registrations Rights Agreement or

                  (ii)  with the prior written consent of the Representatives;

            (e) Not to be or become, at any time prior to the expiration of two years after the Time of Delivery or, if earlier, until such time as the Securities are no longer restricted securities (as defined in Rule 144 under the Securities Act), an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

            (f) To comply with the reporting and information covenant in the Indenture;

            (g) If requested by you, to use all commercially reasonable efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

            (h) During a period of five years from the date of the Offering Circular, so long as any of the Securities then remain outstanding, to furnish to you copies of all reports or other communications (financial or other) and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, applicable securities regulatory authorities in Canada or any securities exchange on which the Securities or any class of securities of the Company, Parent Guarantor or MAAX Holdings, Inc. ("Holdings") is listed; and (ii) such additional information concerning the business and financial condition of the Parent Guarantor and its subsidiaries as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Parent Guarantor and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

            (i) To do and perform all things required to be done and performed under the Transaction Documents prior to and after the Time of Delivery;

            (j) To comply with all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book entry" transfer; and

            (k) To use the net proceeds received by them from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds."

            6. The Issuers, jointly and severally, covenant and agree with the several Purchasers that the Issuers will pay or cause to be paid the following:

                  (i) the fees, disbursements and expenses of the Issuers' counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular (in each case, including the Canadian supplement thereto) and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers;

                  (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Registration Rights Agreement, the Blue Sky and legal investment surveys, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities;

                  (iii) all expenses in connection with the qualification of the Securities and the Exchange Securities for offering and sale under state securities laws as provided in
                         Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys;

                  (iv) any fees charged by securities rating services for rating the Securities and the Exchange Securities;

                  (v)    the cost of preparing the Securities;

                  (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities;

                  (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL; and

                  (viii) all other costs and expenses incident to the
                         performance of their obligations hereunder which are not otherwise specifically provided for in this Section; provided that payment of "roadshow expenses" shall be as set forth in the Engagement Letter dated March 10, 2004 among the Purchasers and J.W. Childs Associates, L.P., Borealis Private Equity Limited Partnership, Borealis (QLP) Private Equity Limited Partnership, Ontario Municipal Employees Retirement Board and 3087052 Nova Scotia Company. It is understood, however, that, except as provided in this Section, and Sections l(gg), 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

            7. The obligations of the Purchasers hereunder shall be subject to the condition that all representations and warranties and other statements of the Issuers herein are, at and as of the Time of Delivery, true and correct, the condition that the Issuers shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) Cahill Gordon & Reindel llp, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (b) The Purchasers shall have received written opinions, dated the Time of Delivery, in form and substance satisfactory to you, from:

                  (i) Kaye Scholer LLP, as U.S. counsel for the Issuers, in the form of Annex I hereto;

                  (ii) Fasken Martineau DuMoulin LLP, Canadian counsel for the Issuers, in the form of Annex II hereto;

                  (iii) McInnes Cooper, Nova Scotia counsel for the Issuers, in the form of Annex III hereto;

                  (iv) Kaye Scholer LLP, as California counsel for the Issuers, in the form of Annex IV hereto;

                  (v) Dorsey & Whitney LLP, Minnesota counsel for the Issuers, in the form of Annex V hereto;

                  (vi) Saul Ewing LLP, Pennsylvania counsel for the Issuers, in the form of Annex VI hereto;

                  (vii) Beers Mallers Backs & Salin, LLP, Indiana counsel for the Issuers, in the form of Annex VII hereto; and

                  (viii) Foster Pepper & Shefelman PLLC, Washington counsel for the Issuers, in the form of Annex VIII hereto.

            (c) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, KPMG LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex IX hereto;

            (d) i) Neither the Issuers nor any of their subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock, total debt or long-term debt of any Issuer or any of its subsidiaries (other than as a result of intercompany transactions, including without limitation, capital contributions, debt repayments, restructurings, amalgamations and wind-ups) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Issuers and their subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

            (e) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded any debt or preferred stock of the Parent Guarantor or any of its subsidiaries by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any such debt or preferred stock;

            (f) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Toronto Stock Exchange; (ii) a general moratorium on commercial banking activities in New York or Canada is declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States or Canada; (iii) a change or development involving a prospective change in Canadian taxation affecting the Company, the Securities or the transfer thereof; (iv) the outbreak or escalation of hostilities involving the United States or Canada, or the declaration by the United States or Canada of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, Canada or elsewhere, if the effect of any such event specified in clause (iii), (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

            (g)   The Securities have been designated for trading on PORTAL;

            (h) The Issuers shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Issuers satisfactory to you that the representations and warranties of the Issuers herein are true and correct in all material respects (to the extent not otherwise qualified by materiality or Material Adverse Effect) as if made on and as of such Time of Delivery, that the Issuers have performed or complied in all material respects (to the extent not otherwise qualified by materiality or Material Adverse Effect) with all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (d) of this Section and as to such other matters as you may reasonably request;

            (i) Prior to or simultaneous with the Time of Delivery, the Issuers shall have entered into the Credit Agreement on terms no less favorable to the Issuers than as described in the Offering Circular, and the Purchasers shall have received counterparts, conformed as executed, of the Credit Agreement and such other documentation as they reasonably deem necessary to evidence the consummation thereof and the conditions to initial borrowing under the Credit Agreement shall be satisfied;

            (j) Prior to or simultaneous with the Time of Delivery, the Issuers shall have received proceeds from an equity investment (the "Equity Financing") from its sponsors, certain consultants and members of management as described in the Offering Circular, and the Purchasers shall have received counterparts, conformed as executed, of any documentation evidencing the Equity Financing and such other documentation as they reasonably deem necessary to evidence the consummation thereof;

            (k) Prior to or simultaneous with the Time of Delivery, each of the transactions contemplated in the Merger Agreement shall have been, or shall substantially simultaneously be, consummated without any material amendment or material waiver after the date hereof of any provision of the Merger Agreement or any related document executed in connection with the transactions contemplated in the Merger Agreement (other than any such amendment or waiver approved by the Representatives, such approval not to be unreasonably withheld), and the Initial Purchasers shall have received satisfactory evidence thereof. Notwithstanding any other provision of this Agreement, the articles of amalgamation evidencing the amalgamation contemplated by the Merger Agreement need not be filed prior to or simultaneous with the Time of Delivery; provided that the Company has entered into escrow arrangements satisfactory to the Representatives that provide for the escrow of the proceeds of the sale of the Securities and the initial borrowings under the Credit Agreement (if required by the Representatives), until the earlier of (i) the certificate of amalgamation is issued by the Enterprise Registrar acting under the Companies Act (Quebec) or (ii) such Enterprise Registrar shall have provided a certificate delivered to the Representatives confirming that a certificate attesting the amalgamation will be prepared as of June 4, 2004 in accordance with Section 123.119 of the Companies Act (Quebec) and will be provided as soon as practicable;

            (l) Prior to or simultaneously with the Time of Delivery, the Issuers shall have redeemed or repurchased all outstanding debt of the Issuers and their subsidiaries, except as set forth in the Offering Circular;

            (m) Prior to or simultaneously with the Time of Delivery, the Issuers shall have redeemed all outstanding preferred stock of the Issuers and their subsidiaries, if any (other than preferred stock held by the Issuers and as permitted by Section 6.1(b) of the Credit Agreement); and

            (n) The Issuers shall have delivered executed copies of the Securities, the Indenture and the Registration Rights Agreement to the Purchasers.

            8.    b)    The Issuers, jointly and severally, will indemnify and
hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuers shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser through any Representative expressly for use therein.

            (a) Each Purchaser will indemnify and hold harmless the Issuers against any losses, claims, damages or liabilities to which the Issuers may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser through any Representative expressly for use therein; and will reimburse the Issuers for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending any such action or claim as such expenses are incurred.

            (b) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

            (c) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total underwriting discounts and commissions received by the Purchasers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by any Issuer on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no

Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

            (d) The obligations of the Issuers under this Section 8 shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of each Issuer and to each person, if any, who controls each Issuer within the meaning of the Act.

            9. c) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Issuers that you have so arranged for the purchase of such Securities, or the Issuers notify you that it has so arranged for the purchase of such Securities, you or the Issuers shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Issuers agree to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

            (a) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

            (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in subsection (b) above to require non-defaulting

Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or any Issuer, except for the expenses to be borne by the Issuers and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

            10. The respective indemnities, agreements, representations, warranties and other statements of the Issuers and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, any Issuer or any officer or director or controlling person of any Issuer and shall survive delivery of and payment for the Securities.

            11. If this Agreement shall be terminated pursuant to Section 9 hereof, no Issuer shall then be under any liability to any Purchaser except as provided in Section 8 hereof and, as to any non-defaulting Purchaser, in Section 6 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Issuers as provided herein, the Issuers will, jointly and severally, reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities but no Issuer shall then be under further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

            12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by the Representatives.

            All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail or facsimile transmission to you as the Representatives c/o Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to any Issuer shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Offering Circular,
Attention: Secretary; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or document constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

            13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Issuers and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of each Issuer and each person who controls any Issuer or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement, other than as set forth in the first sentence of Section 1(gg). No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

            14. Each Issuer irrevocably (i) agrees that any legal suit, action or proceeding against any Issuer brought by any Purchaser or by any person who controls any Purchaser arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and
(iii) submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The Issuers have appointed National Registered Agents, Inc., 875 Avenue of the Americas, Suite 501, New York, New York, 10001, as their authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Purchaser or by any person who controls any Purchaser, expressly consent to the jurisdiction of any such court in respect of any such action, and waive any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each Issuer, jointly and severally, represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to any Issuer shall be deemed, in every respect, effective service of process upon the Issuer.

            15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, each Issuer will, jointly and severally, indemnify each Purchaser against any loss incurred by such Purchaser as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which a Purchaser is able to purchase United States dollars with the amount of judgment currency actually received by such Purchaser. The foregoing indemnity shall constitute a separate and independent obligation of each Issuer and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

            16.   Time shall be of the essence of this Agreement.

            17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

            19. The Issuers are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Purchasers imposing any limitation of any kind.

            If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Issuers. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Issuers for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                              Very truly yours,

                                              MAAX CORPORATION

                                              By:  /s/ James C. Rhee
                                                   ------------------
                                                   Name:  James C. Rhee
                                                   Title: Secretary

                                              BEAUCELAND CORPORATION, as
                                              Parent Guarantor

                                              By:  /s/ James C. Rhee
                                                   ------------------
                                                   Name:James C. Rhee
                                                   Title: Secretary

                                 4200217 Canada Inc., a Canada corporation

                                 By:  /s/ James C. Rhee
                                      --------------------
                                      Name:  James C. Rhee
                                      Title: Secretary

                 MAAX HOLDING CO., a Delaware corporation
                 MAAX-KSD CORPORATION, a Pennsylvania, corporation
                 PEARL BATHS, INC. a Minnesota corporation
                 MAAX-HYDRO SWIRL MANUFACTURING CORP., a Washington corporation MAAX MIDWEST, INC., an Indiana corporation
                 MAAX SPAS (ARIZONA), INC., a California corporation
                 AKER PLASTICS COMPANY INC., an Indiana corporation
                 MAAX CANADA INC., a Canada corporation
                 CUISINE EXPERT - C.E. CABINETS INC., a Canada corporation 9022-3751 QUEBEC INC., a Quebec company
                 MAAX SPAS (ONTARIO) INC., a Canada corporation
                 MAAX SPAS (B.C.) INC., a Canada corporation

                 By:     /s/ Denis Aubin
                         ------------------
                 Name:   Denis Aubin
                 Title:  Director & Officer

                          MAAX LLC, a Delaware limited liability company, its
                              ---------

                          By:    /s/ Denis Aubin
                                 ---------------
                          Name:  Denis Aubin
                          Title: Secretary

Accepted as of the date hereof:
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated

By: /s/ Goldman, Sachs & Co.
   ---------------------------
   (Goldman, Sachs & Co.)

Merrill Lynch, Pierce, Fenner & Smith
               Incorporated

By:   /s/ Greg Margolies
    ----------------------------
      Name: Greg Margolies
      Title:  Managing Director

On behalf of each of the Purchasers listed in Schedule I

                                   SCHEDULE I

                                                                     PRINCIPAL AMOUNT
                                                                    OF SECURITIES TO BE
                   PURCHASER                                            PURCHASED
Goldman, Sachs & Co...........................................      US$   70,500,000.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated............            49,500,000.00
RBC Capital Markets Corporation...............................            30,000,000.00
                                                                    -------------------
                     Total....................................      US$  150,000,000.00
                                                                    ===================

                                   SCHEDULE II

                                   GUARANTORS

       GUARANTOR                          JURISDICTION OF ORGANIZATION             STOCKHOLDER
------------------------------------      ----------------------------          -------------------
Beauceland Corporation                              Nova Scotia                 MAAX Holdings, Inc.

MAAX Holding Co.                                     Delaware                     MAAX Corporation

MAAX-KSD Corporation                               Pennsylvania                   MAAX Holding Co.

MAAX-HYDRO SWIRL Manufacturing Corp.                Washington                    MAAX Holding Co.

Pearl Baths, Inc.                                    Minnesota                    MAAX Holding Co.

MAAX Midwest, Inc.                                    Indiana                     MAAX Holding Co.

MAAX Spas (Arizona), Inc.                           California                    MAAX Holding Co.

Aker Plastics Company Inc.                            Indiana                     MAAX Holding Co.

MAAX LLC                                             Delaware                     MAAX Canada Inc.

4200217 Canada Inc.                                   Canada                      MAAX Canada Inc.

MAAX Canada Inc.                                      Canada                      MAAX Corporation

Cuisine Expert - C.E. Cabinets Inc.                   Canada                      MAAX Canada Inc.

9022-3751 Quebec Inc.                                 Quebec                    4200217 Canada Inc.

MAAX Spas (Ontario) Inc.                              Canada                      MAAX Canada Inc.

MAAX Spas (B.C.) Inc.                                 Canada                      MAAX Canada Inc.

                                  SCHEDULE III

                                  SUBSIDIARIES

      SUBSIDIARY                          JURISDICTION OF ORGANIZATION                STOCKHOLDER
------------------------------------      ----------------------------          -----------------------------
4200217 Canada Inc.                                   Canada                        MAAX Canada Inc.

MAAX Canada Inc.                                      Canada                        MAAX Corporation

Cuisine Expert - C.E. Cabinets Inc.                   Canada                        MAAX Canada Inc.

MAAX Spas (Ontario) Inc.                              Canada                        MAAX Canada Inc.

MAAX Spas (B.C.) Inc.                                 Canada                        MAAX Canada Inc.

9022-3751 Quebec Inc.                                 Quebec                       4200217 Canada Inc.

MAAX Holding Co.                                     Delaware                       MAAX Corporation

MAAX-KSD Corporation                               Pennsylvania                     MAAX Holding Co.

Pearl Baths, Inc.                                    Minnesota                      MAAX Holding Co.

MAAX-HYDRO SWIRL  Manufacturing Corp.               Washington                      MAAX Holding Co.

MAAX Midwest, Inc.                                    Indiana                       MAAX Holding Co.

MAAX Spas (Arizona), Inc.                           California                      MAAX Holding Co.

Aker Plastics Company Inc.                            Indiana                       MAAX Holding Co.

MAAX (2004) LLC                                      Delaware                       MAAX Hungary Services
                                                                                    Limited Liability Company
                                                                                    MAAX Canada Inc.

MAAX Europe Holding B.V.                            Netherlands                     MAAX Canada Inc.

Halero B.V.                                         Netherlands                     MAAX Europe Holding B.V.

SaniNova B.V.                                       Netherlands                     Halero B.V.

MAAX Luxembourg S.A.R.L.                            Luxembourg                      MAAX Canada Inc.

** MAAX LLC                                          Delaware                       MAAX Canada Inc.

MAAX Hungary Services Limited                         Hungary                       MAAX Luxembourg S.A.R.L.
Liability Company                                                                   MAAX Canada Inc.

* MAAX Delaware Co.                                  Delaware

* MAAX Capital Co.                                   Delaware

* MAAX Europe LLC                                    Delaware

* 4200209 Canada Inc.                                 Canada

      SUBSIDIARY                          JURISDICTION OF ORGANIZATION                STOCKHOLDER
------------------------------------      ----------------------------          -----------------------------

* 3087052 Nova Scotia Company                       Nova Scotia

* 3087053 Nova Scotia Company                       Nova Scotia

* 9139-4460 Quebec Inc.                               Quebec

* 9139-7158 Quebec Inc.                               Quebec

* MAAX Finance Quebec                                 Quebec

* These entities will be dissolved, liquidated, amalgamated or wound-up in connection with the consummation of the transactions.

                                     ANNEX I

[Form of Opinion of Kaye Scholer LLP, U.S. counsel for the Issuers]

                                    ANNEX II

               [Form of Opinion of Fasken Martineau DuMoulin LLP,
                       Canadian counsel for the Issuers]

                                    ANNEX III





    [Form of Opinion of McInnes Cooper, Nova Scotia counsel for the Issuers]

                                    ANNEX IV

  [Form of Opinion of Kaye Scholer LLP, California counsel for the Issuers]

                                     ANNEX V

  [Form of Opinion of Dorsey & Whitney LLP, Minnesota counsel for the Issuers]

                                    ANNEX VI

   [Form of Opinion of Saul Ewing LLP, Pennsylvania counsel for the Issuers]

                                   ANNEX VII

             [Form of Opinion of Beers Mallers Backs & Salin, LLP,
                        Indiana counsel for the Issuers]

                                   ANNEX VIII

              [Form of Opinion of Foster Pepper & Shefelman PLLC,
                      Washington counsel for the Issuers]

                                    ANNEX IX

                            [Form of Comfort Letter]